SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2005


                            HEARTLAND PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                       1-10520               36-3606475
  (State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation or Organization)        File Number)        Identification No.)


53 WEST JACKSON BLVD., SUITE 1150 CHICAGO, ILLINOIS                  60604
    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (312) 834-0592


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

           [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Section 8 - Other Events

ITEM 8.01   OTHER EVENTS.

On May 21, 2005, Heartland Partners, L.P. (the "Company") issued a press release announcing the filing of Heartland Technology, Inc.'s joint plan of liquidation in its chapter 11 case pending in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division. The complete text of the press release is attached as an exhibit to this current report on Form 8-K.


                  Section 9 - Financial Statements and Exhibits

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits


EXHIBIT       DESCRIPTION
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99.1          Press Release of Heartland Partners, L.P. dated June 21, 2005
              (filed herewith).























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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HEARTLAND PARTNERS, L.P.

Date: June 21, 2005                       By: /s/ Lawrence S. Adelson
                                              ---------------------------------
                                              Lawrence S. Adelson
                                              Manager of HTI Interests, LLC,
                                              General Partner
























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                                  EXHIBIT INDEX

EXHIBIT          DESCRIPTION
-------          -----------

99.1 Press Release of Heartland Partners, L.P. dated June 21, 2005 (filed herewith).

























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